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                                                                 EXHIBIT 10.3.8

                               SECURITY AGREEMENT
                            (FM Precision Golf Corp.)


                  THIS SECURITY AGREEMENT (this "Agreement"), dated as of May 31, 1996, between STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), and FM PRECISION GOLF CORP., an Ohio corporation ("Guarantor"), is as follows:

1.       DEFINITIONS.

         1.1 Defined Terms. In addition to the other terms defined in this Agreement, whenever the following capitalized terms (whether or not underscored) are used, they shall be defined as follows:

         "Borrowers" means, collectively, FM Precision Golf Manufacturing Corp., a Delaware corporation and FM Precision Golf Sales Corp., a Delaware corporation. "Borrower" means each of the foregoing corporations.

         "Code" means the Uniform Commercial Code, as enacted in the State of Ohio, Section 1301.01 et seq. of the Ohio Revised Code, as amended from time to time.

         "Collateral" means (i) all Equipment, General Intangibles, Inventory and Receivables (all as defined below); (ii) all of Guarantor's rights, titles and interests in and to any and all cash, funds, bank accounts, securities, deposits, or other sums, whether maintained with Bank, an Affiliate of Bank or any other Person and all other amounts at any time credited by, or due from Bank or an Affiliate of Bank, as applicable, to Guarantor; (iii) all of Guarantor's books, records and files of whatever type or nature, whether or not written, stored electronically or electromagnetically or in any other form, relating to any or all of the Equipment, Inventory, General Intangibles, Receivables or the property or interests in property described in clause (ii) above of this definition, or the proceeds of all of the foregoing, whether or not such books, records, or files constitute Receivables, Equipment or General Intangibles; (iv) all of the products and proceeds of all of the foregoing, including proceeds of any insurance, whether or not in the form of original collateral, Receivables, contract rights, General Intangibles, Equipment, fixtures, chattel paper, instruments, leases, Inventory, securities, documents, deposit accounts, or cash; and (v) all of the foregoing, whether now owned or existing or hereafter acquired or arising, or in which Guarantor now has or hereafter acquires any rights or interests.

         "Equipment" means all of Guarantor's equipment, fixtures, and other goods, including furniture, machinery, tools, dies, jigs, molds, forklifts, computers and associated hardware and equipment, trade fixtures, vehicles, and all other tangible personal property not otherwise described herein, together with any and all attachments, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof.


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         "Financing Agreement" means the Financing Agreement of even date herewith between Bank and Borrowers. "Affiliate," "Event of Default," "Lien," "Loan" and "Person" have the respective meanings ascribed thereto in the Financing Agreement.

         "General Intangibles" means all of Guarantor's general intangibles, choses in action, causes of action and all other intangible personal property of Guarantor of every kind and nature (other than Receivables), including corporate or other business records, inventions, designs, patents, patent applications, service marks, service mark applications, trademarks, trademark applications, trade names, trade secrets, goodwill, registrations, copyrights, leases, licenses, rights in and to all computer software and intellectual property owned, developed, licensed or leased by Guarantor in the operation of computers and associated hardware and other equipment, franchises, customer lists, tax refunds, tax refund claims, pension plan refunds and reversions, rights and claims against carriers and shippers and rights to indemnification and rights as a lender or a secured party.

         "Guaranteed Obligations" has the meaning ascribed thereto in the Guaranty.

         "Guaranty" means the Guaranty of even date herewith made by Guarantor to and for the benefit of Bank.

         "Inventory" means all of Guarantor's inventory and other goods, including all merchandise, raw materials, work in process, and finished goods, all rejected, rerouted, repossessed, or returned goods sold or delivered in respect of any Receivable, and all other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Guarantor's business or in connection with the manufacture, packaging, shipping, advertising, selling or finishing of such goods, merchandise or other personal property and all documents of title or documents representing the same.

         "Receivables" means all of Guarantor's accounts, accounts receivable, contracts, contract rights, notes, bills, drafts, acceptances, instruments, documents, shipping documents, documents of title, warehouse receipts, proceeds of any letters of credit on which Guarantor is named as a beneficiary, chattel paper, and all rights of Guarantor to payment for goods sold or leased or for services rendered, whether or not earned by performance and whether or not evidenced by an instrument, chattel paper, or a general intangible, and all other debts, obligations and liabilities in whatever form owing to Guarantor or however otherwise established or created, all guaranties, sureties' obligations, and security therefor (including rights at law and in equity), all right, title and interest of Guarantor in the Inventory, goods, or merchandise or services which gave rise thereto (including the rights of reclamation and stoppage of delivery in transit and all other rights of an unpaid seller for merchandise or services), and all returned, rejected, rerouted or repossessed goods, the sale of which gave rise to any Receivable.

         1.2 Other Definitional Provisions; Construction. Unless otherwise specified,

                  (i) As used in this Agreement, accounting terms relating to Guarantor not defined in this Agreement have the respective meanings given to them in accordance with GAAP.

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                  (ii) References to the Uniform Commercial Code, or UCC, mean as enacted in the particular jurisdiction(s) encompassed by the reference.

                  (iii) The definition of any document or instrument includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, restatements and amendments thereof. All Exhibits attached to this Agreement are incorporated into, made and form an integral part of this Agreement for all purposes.

                  (iv) "Hereunder," "herein," "hereto," "this Agreement" and words of similar import refer to this entire document; "including" is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; the singular includes the plural and conversely; and any action required to be taken by Guarantor is to be taken promptly, unless the context clearly indicates the contrary.

                   (v) All of the uncapitalized terms contained in this Agreement which are defined under the Code will, unless the context indicates otherwise, have the meanings provided for in the Code.

2.       GRANT OF SECURITY INTEREST; SET-OFF AND RELATED MATTERS.

         2.1 Security Interest. As security for the full, prompt and complete payment and performance of the Guaranteed Obligations, Guarantor hereby grants to, and creates in favor of, Bank a continuing security interest in all of the Collateral.

         2.2 Set-Off. All moneys, securities and other properties of Guarantor and the proceeds thereof now or hereafter held or received by Bank from or for the account of Guarantor, including any and all deposits (general or special), account balances and credits of Guarantor with Bank or any Affiliate of Bank at any time existing, (i) are part of the Collateral, (ii) will be held as security for the Guaranteed Obligations, and (iii) may be set-off and applied against any or all Guaranteed Obligations at any time. Guarantor authorizes Bank's Affiliates to pay or to deliver to Bank any deposits or other sums credited by, or due from, Bank's Affiliates to Guarantor for application against any or all Guaranteed Obligations, at any time upon the occurrence of any Event of Default and after the lapse of any applicable period of cure, all without further notice to Guarantor (such notice being expressly waived) and without any necessity on Bank's part to resort to other security or sources of reimbursement for the Guaranteed Obligations. The rights given to Bank hereunder are cumulative with Bank's other rights and remedies, including other rights of setoff. Bank will promptly notify Guarantor of Bank's receipt of such funds for application against the Guaranteed Obligations, but Bank's failure to do so will not affect the validity or enforceability thereof. Bank may give notice of the above grants of security interests and assignment of such deposits and other sums to any such Affiliate of Bank. Bank has authorization to, and may make any suitable arrangements with, any such Affiliate of Bank for effectuation thereof, and Guarantor hereby irrevocably appoints Bank as its attorney to collect any and all such deposits or other sums to the extent any such payment is not made to Bank by such Affiliate.

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3.       PERFECTION OF BANK'S SECURITY INTEREST; DUTY OF CARE.

         3.1 Required Guarantor Actions. Until the termination of this Agreement, Guarantor shall perform any and all steps and take all actions requested by Bank from time to time to perfect, maintain, protect, and enforce Bank's security interest in the Collateral, including (i) executing and delivering all appropriate documents and instruments as Bank may determine are necessary or desirable to perfect, preserve, or enforce Bank's interest in the Collateral, including financing statements, all in form and substance reasonably satisfactory to Bank, (ii) delivering to Bank any warehouse receipts covering that portion of the Collateral which, with Bank's consent, may be located in warehouses and in respect of which warehouse receipts are issued, (iii) transferring Inventory to warehouses approved by Bank (iv) placing notations on Guarantor's books of account to disclose Bank's security interests therein, (v) taking such other steps and actions as deemed necessary or desirable by Bank to protect, perfect, and enforce Bank's Liens on, and interests in, the Inventory,
(vi) transferring to Bank all letters of credit on which Guarantor is named as a beneficiary, and (vii) immediately delivering to Bank any instrument (whether negotiable or non-negotiable) or any chattel paper that evidences any amount payable under or in connection with any Collateral, which, in each instance, is duly indorsed to Bank in a manner acceptable to it, to be held as Collateral pursuant to this Agreement.

         3.2 Financing Statements; Notices. Bank is authorized by Guarantor (i) to file one or more financing statements disclosing Bank's security interests under this Agreement without Guarantor's signature appearing thereon, and (ii) to give notice to any creditor or landlord of Guarantor or to any other Person who Bank may determine is necessary or desirable under applicable law to give notice to perfect or preserve Bank's interests in the Collateral. Guarantor shall pay the costs of, or incidental to, any recording or filing of any financing statements and other notices in all public offices where filing is deemed by Bank to be necessary or desirable to perfect, protect or enforce the Liens granted to Bank under this Agreement. Guarantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

         3.3 Bailees; Warehousemen. If any Inventory is in the possession or control of any warehouseman or any of Guarantor's agents, processors, or other bailees, Guarantor shall notify such warehousemen, agents, processors or other bailees of Bank's security interests therein, and upon Bank's request, will obtain a bailee letter agreement and financing statements acceptable to Bank from such warehouseman, agent, processor or other bailee.

         3.4 Impositions; Protection of Bank's Interests. To protect, perfect, or enforce, from time to time, Bank's rights or interests in the Collateral, Bank may, in its discretion (but without any obligation to do so), (i) discharge any Liens at any time levied or placed on the Collateral, (ii) pay any insurance, (iii) maintain guards where any Collateral is located if an Event of Default has occurred and is continuing, and (iv) obtain any record from any service bureau and pay such service bureau the cost thereof. All costs and expenses incurred by Bank in exercising its discretion under

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this Section 3.4 will be part of the Guaranteed Obligations, payable on Bank's demand and secured by the Collateral.

         3.5 Bank's Duty of Care. Bank shall have no duty of care with respect to the Collateral except that Bank shall exercise reasonable care with respect to the Collateral in Bank's custody. Bank shall be deemed to have exercised reasonable care if (i) such property is accorded treatment substantially equal to that which Bank accords its own property or (ii) Bank takes such action with respect to the Collateral as Guarantor shall request in writing; however, neither (a) Bank's failure to comply with any such request or to do any such act requested by Guarantor nor (b) Bank's failure to take steps to preserve rights against any Persons in such property shall be deemed a failure to exercise reasonable care. Guarantor agrees that Bank has no obligation to take steps to preserve rights against any prior parties.

         3.6 Receivable Verification. At any time that there exists an Event of Default, Bank, in its own name or in the name of others, may communicate with Guarantor's account debtors to verify with them to Bank's satisfaction the existence, amount and terms of any Receivables and the nature of such account debtor's relationship with Guarantor.

         3.7 Equipment. Guarantor will, on Bank's request, deliver to Bank any and all evidences of ownership of the Equipment including any certificates of title and applications for title pertaining to Guarantor's motor vehicles so that Bank may cause its security interests to be noted on such certificates of title.

         3.8 Inspection. Bank shall have the right to review the books and records of Guarantor concerning the Collateral and to copy the same and make excerpts therefrom, and to inspect and have access to the Collateral at all times during regular business hours.

4.       POWER OF ATTORNEY.

         4.1 Grant of Power. Guarantor does hereby make, constitute and appoint Bank (or any officer or agent of Bank) as Guarantor's true and lawful attorney-in-fact, with full power of substitution, in the name of Guarantor or in the name of Bank or otherwise, for the use and benefit of Bank, but at the cost and expense of Guarantor, (i) to indorse the name of Guarantor on any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into the possession of Bank in full or part payment of any of the Guaranteed Obligations; (ii) after an Event of Default has occurred and is continuing, to sign and indorse the name of Guarantor on any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Receivables (exclusive of Bank's rights under Section 3.6 above), and any instrument or document relating thereto or to Guarantor's rights therein; (iii) after an Event of Default has occurred and is continuing, to give written notice to the United States Post Office to effect change(s) of address so that all mail addressed to Guarantor may be delivered directly to Bank; (iv) to sign and record financing statements pursuant to the UCC and other notices appropriate under applicable law as Bank deems necessary or desirable to perfect, preserve, and

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protect Bank's rights under this Agreement; and (v) after an Event of Default has occurred and is continuing, to obtain and cancel the insurance required by
Section 6.7 of this Agreement and indorse any drafts; (vi) to adjust and settle the insurance required by Section 6.7 of this Agreement and indorse any drafts; and (vii) to do any and all things necessary or desirable to perfect Bank's security interest in the Collateral, to preserve and protect the Collateral and to otherwise carry out this Agreement.

         4.2 Duration; Ratification of Acts. This power of attorney, being coupled with an interest, will be irrevocable for the term of this Agreement and all transactions under this Agreement and thereafter so long as any of the Guaranteed Obligations remain in existence. Guarantor ratifies and approves all acts of such attorney, and neither Bank nor its attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for willful misconduct. Guarantor will execute and deliver promptly to Bank all instruments necessary or desirable, as determined in Bank's discretion, to further Bank's exercise of the rights and powers granted it in this Section 4.

5. WARRANTIES AND REPRESENTATIONS. To induce Bank to make each Loan, Guarantor represents to Bank that the following statements are, and will continue throughout the term of this Agreement to be, true:

         5.1 Places of Business; Registered Office. Guarantor's chief executive office and principal place of business are set forth on Exhibit 5.1, and the only other offices or locations where Guarantor keeps the Collateral (except for Inventory in transit) or conducts any business are listed on Exhibit 5.1;

         5.2 Prior Locations Of Collateral. None of the Inventory or Equipment constituting part of the Collateral (except for Inventory in transit) has been at, or has been removed from, any location during the five year period preceding the date of this Agreement other than those locations set forth on Exhibit 5.1;

         5.3 Names. All trade names, assumed names, fictitious names and other names used by Guarantor are set forth on Exhibit 5.3, and, except as set forth on Exhibit 5.3, Guarantor has not acquired any of its assets in any bulk transfer; and

         5.4 State of Title. Guarantor has good and indefeasible title to, and ownership of, the Collateral, free and clear of all Liens.

         5.5 Priority. Bank has a first priority security interest in, and Lien on, the Collateral.

6. COLLATERAL COVENANTS. Until the Guaranteed Obligations are fully paid, performed and satisfied and this Agreement is terminated, Guarantor will:

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         6.1 Claims Against Collateral. Maintain the Collateral, as the same is constituted from time to time, free and clear of all Liens, and will defend or cause to be defended the Collateral against all of the claims and demands of all Persons whomsoever;

         6.2 Notice of Change in Place of Business. Give Bank at least 30 days advance notice in writing of any change in its (i) chief executive office, registered office, principal place of business, or other places of business, or the opening of any new places of business and (ii) names from those set forth on
Exhibit 5.3 or the adoption by Guarantor of trade names, assumed names or fictitious names;

         6.3 Notice of Governmental or Foreign Receivables. Notify Bank in writing immediately upon the creation of any Receivables with respect to which the account debtor is (i) the United States of America or any state, city, county or other governmental authority or any department, agency or instrumentality of any of them, or any foreign government or instrumentality thereof or (ii) any business which is located in a foreign country;

         6.4 Notice of Adverse Information. Immediately notify Bank in writing of any information which it has or may receive with respect to the Collateral which might in any manner materially and adversely affect the value thereof or the rights of Bank with respect thereto;

         6.5 Equipment. Maintain the Equipment in good operating condition and repair, make all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved. Guarantor will not permit any of the Equipment to become a fixture to real property not mortgaged to Bank or an accession to other personal property not constituting part of the Collateral;

         6.6 Inventory. Maintain the Inventory in good and salable condition and will handle, maintain and store the Inventory in a safe and careful manner in accordance with all applicable laws, rules, regulations, ordinances and governmental orders;

         6.7 Insurance. Insure the Collateral in accordance with the insurance requirements applicable to Borrowers as provided in the Financing Agreement;

         6.8 Removal of Collateral. Not remove its books and records concerning the Collateral from the locations set forth in Exhibit 5.1 of this Agreement or keep any of such books and records or the Collateral at any other office or location without giving Bank at least 30 days prior notice of such action and complying with the other terms of this Agreement; provided that such location is in the continental United States; and

         6.9 No Liens. Not create or permit to be created or to exist any Lien on any of the Collateral.

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7. TERM. Subject to Section 11.5 below, this Agreement will terminate on the later to occur of (i) the full performance, payment and satisfaction of the Guaranteed Obligations and (ii) the termination of the Financing Agreement.

8. BANK'S RIGHTS AND REMEDIES.

         8.1 Remedies. (i) On the occurrence of an Event of Default and immediately on and after the lapse of any applicable period of cure, Bank may, at any time, take any one or more of the following actions, without notice, demand or legal process of any kind, all of which Guarantor waives to the fullest extent permitted by law:

                  (a) proceed to enforce payment of the Guaranteed Obligations and to exercise all of the rights and remedies afforded to Bank by the UCC and by law and in equity provided;

                  (b) take possession of the Collateral and maintain such possession on Guarantor's premises at no cost to Bank, or remove the Collateral, or any part thereof, to such other place(s) as Bank may desire;

                  (c) enter on any premises on which the Collateral, or any part or records thereof, may be situated and remove the same therefrom, for which action Guarantor will not assert against Bank any claim for trespass, breach of the peace or similar claim and Guarantor will not hinder Bank's efforts to effect such removal;

                  (d) require Guarantor, at its cost, to assemble the Collateral and make it available at a place designated by Bank;

                  (e) collect, compromise, sell or otherwise deal with the Collateral or proceeds thereof in its own name or in the name of Guarantor and bring suit on the Receivables, in the name of Guarantor or Bank, and exercise all such other rights respecting the Receivables, including the right to accelerate or extend the time of payment, settle, release in whole or in part any amounts owing on any Receivables and issue credits in the name of Guarantor or Bank;

                  (f) sell part or all of the Collateral at public or private sale(s), for cash, upon credit or otherwise, at such prices and upon such terms as Bank deems advisable, at Bank's discretion, and Bank may, if Bank deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale;

                  (g) to the extent Bank has not so acted or is currently so acting pursuant to the other terms of this Agreement, notify Guarantor's account debtors that the Receivables have been assigned to Bank and that payments should be made directly to Bank;

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                  (h) require Guarantor, using such form as Bank may approve, to notify such account debtors, and to indicate on all of Guarantor's billings to such account debtors, that their Receivables must be paid to Bank directly;

                  (i) sign any indorsements, assignments or other instruments of conveyance or transfer in connection with any disposition of the Collateral;

                  (j) sell, assign, transfer or otherwise dispose of all or any part of the Collateral in any manner permitted by law and do any other thing and exercise any other right or remedy which Bank may, with or without judicial process, do or exercise under applicable law; and

                  (k) apply for and have a receiver appointed under state or federal law by a court of competent jurisdiction in any action taken by Bank to enforce its rights and remedies under this Agreement in order to manage, protect, preserve, and sell and otherwise dispose of all or any portion of the Collateral and continue the operation of the business of Guarantor, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Guaranteed Obligations until a sale or other disposition of such Collateral is finally made and consummated.

         (ii) Guarantor acknowledges that portions of the Collateral could be difficult to preserve and dispose of and be further subject to complex maintenance and management. Accordingly, Bank, in exercising its rights under this Section 8.1, shall have the widest possible latitude to preserve and protect the Collateral and Bank's security interest therein.

         8.2 Notice of Disposition; Allocations. If any notice is required by law to effectuate any sale or other disposition of the Collateral, (i) Bank will give Guarantor written notice of the time and place of any public sale or of the time after which any private sale or other intended disposition thereof will be made, and at any such public or private sale, Bank may purchase all or any of the Collateral; and (ii) Bank and Guarantor agree that such notice will not be unreasonable as to time if given in compliance with this Agreement five days prior to any sale or other disposition. The proceeds of the sale will be applied first to all costs and expenses of such sale including attorneys' fees and other costs and expenses, and second to the payment of all Guaranteed Obligations in the manner and order determined by Bank in its discretion. Guarantor shall remain liable to Bank for any deficiency. Unless otherwise directed by law, Bank will return any excess to Guarantor.

         8.3 Payment of Expenses. Guarantor shall pay to Bank, on its demand, all costs and expenses, including court costs, attorneys' fees and costs of sale, incurred by Bank in exercising any of its rights or remedies hereunder, all of which constitute part of the Guaranteed Obligations and are secured by the Collateral.

9. INDEMNIFICATION. In consideration of the execution and delivery of the Financing Agreement and the making of any Loan to Borrowers, Guarantor will indemnify and hold Bank, and Bank's directors, Affiliates, and agents (for the purposes of this Section 9 each is an

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"Indemnified Party") harmless from and against any and all claims, losses, obligations and liabilities arising out of or resulting from any or all of (i) this Agreement and (ii) the transactions contemplated by this Agreement (including enforcement of this Agreement), except for claims, losses or liabilities resulting from an Indemnified Party's bad faith or willful misconduct. The indemnification provided for in this Section 9 is in addition to, and not in limitation of, any other indemnification or insurance provided by Borrowers to Bank.

10. NOTICE. Any notice, certificate, request, notification and other communication required, permitted or contemplated hereunder must be in writing and given in accordance with Section 6.10 of the Guaranty.

11. GENERAL.

         11.1 Severability. If any term of this Agreement is found invalid under Ohio law or other laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Agreement and will not invalidate the remaining terms of this Agreement.

         11.2 GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CINCINNATI, OHIO. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO (WITHOUT REFERENCE TO OHIO CONFLICTS OF LAW PRINCIPLES).

         11.3 WAIVER OF JURISDICTION. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWERS, GUARANTOR AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF BANK, ITS SUCCESSORS AND ASSIGNS, AND WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL OR INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE GUARANTEED OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. BANK AND GUARANTOR EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO GUARANTOR AND BANK AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SECTION 6.10 OF THE GUARANTY OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. GUARANTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

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         11.4 Survival and Continuation of Representations and Warranties. All
of Guarantor's representations and warranties contained in this Agreement shall
(i) survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto, and (ii) remain true until the Guaranteed Obligations are fully performed, paid and satisfied, made by Guarantor with the same effect as though the representations and warranties had been made again on, and as of, each day of the term of this Agreement, subject to such changes as may not be prohibited hereby, do not constitute Events of Default, and have been consented to by Bank in writing.

         11.5 Application of Payments; Revival of Guaranteed Obligations. Bank shall have the continuing right, but not the obligation, to apply or reverse and reapply any payments to any portion of the Guaranteed Obligations. To the extent Bank receives any payment or payments in respect of the Guaranteed Obligations or proceeds of the Collateral, which payment(s) or proceeds or any part thereof are subsequently voided, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment(s) or proceeds received, the Guaranteed Obligations or part thereof intended to be satisfied shall be revived and shall continue in full force and effect, as if such payment(s) or proceeds had not been received by Bank.

         11.6 Equitable Relief. Guarantor recognizes that, in the event Guarantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Bank; therefore, Guarantor agrees that Bank, if Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         11.7 Entire Agreement. This Agreement and the Guaranty set forth the entire agreement of the parties with respect to the subject matter hereof and supersede all previous understandings, written or oral, in respect thereof.

         11.8 Headings. Section headings in this Agreement are included for convenience of reference only and shall not relate to the interpretation or construction of this Agreement.

         11.9 Cumulative Remedies. The remedies provided in this Agreement and the Guaranty are cumulative and not exclusive of any remedies provided by law. Exercise of one or more remedy(ies) by Bank does not require that all or any other remedy(ies) be exercised and does not preclude later exercise of the same remedy.

         11.10 Waivers and Amendments in Writing. Failure by Bank to exercise any right, remedy or option under this Agreement or delay by Bank in exercising the same shall not operate as a waiver by Bank of its right to exercise any such right, remedy or option. No waiver by Bank shall be effective unless it is in writing and then only to the extent specifically stated. This Agreement cannot be changed or terminated orally.

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
         11.11 Assignment. Bank shall have the right to assign this Agreement. Guarantor may not assign, transfer or otherwise dispose of any of its rights or obligations hereunder, by operation of law or otherwise, and any such assignment, transfer or other disposition without Bank's written consent shall be void. All of the rights, privileges, remedies and options given to Bank under this Agreement shall inure to the benefit of Bank's successors and assigns, and all the terms, conditions, covenants, provisions and warranties herein shall inure to the benefit of and bind the permitted successors and assigns of Guarantor and Bank, respectively.

         11.12 WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWERS, GUARANTOR AND BANK EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN BANK AND GUARANTOR.

         IN WITNESS WHEREOF, this Agreement has been duly executed by Guarantor as of May 31, 1996.

                                                FM PRECISION GOLF CORP.


                                                By:      /s/ David E. Johnston
                                                   -----------------------------
                                                Name:    David E. Johnston
                                                Its:     Vice President


Accepted at Cincinnati, Ohio,
as of May 31, 1996.

STAR BANK, NATIONAL ASSOCIATION


By:  /s/ David L. Carey
     ------------------------------------
     David L. Carey, Vice President


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